UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 16, 2006


                                   MIDAS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


              01-13409                                   36-4180556
--------------------------------                -------------------------
(Commission File Number)                    (IRS Employer Identification No.)


1300 Arlington Heights Road,   Itasca, Illinois            60143
-----------------------------------------------            ------
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (630) 438-3000









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Item 5.02         Appointment of Principal Officers

         Press release:  Midas chief financial officer William Guzik becomes executive vice president





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 16, 2006                              MIDAS, INC.

                                                  By:  /s/ William M. Guzik
                                                       --------------------
                                                       William M. Guzik
                                                       Chief Financial Officer




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INDEX TO EXHIBITS:


Exhibit
Number                                Description
------                                -----------

99.1 Press release: Midas chief financial officer William Guzik becomes executive vice president